Exhibit 10.1

THIRD AMENDMENT TO SENIOR SECURED

REVOLVING CREDIT AGREEMENT

This Third Amendment to Senior Secured Revolving Credit Agreement (this “Amendment”), made as of September 30, 2008 among CALIFORNIA COASTAL COMMUNTIES, INC., a Delaware corporation (“Borrower”), the undersigned Guarantors, KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), the other financial institutions which are or may become lender parties to the Credit Agreement (each individually a “Lender” and collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, the parties entered into that certain $100,000,000 Senior Secured Revolving Credit Agreement dated as of September 15, 2006, as amended by First Amendment to Senior Secured Revolving Credit Agreement dated as of October 30, 2007, and by letter amendment dated as of June 11, 2008 (as amended the “Credit Agreement”); and

WHEREAS, Borrower has requested that certain terms of the Credit Agreement be modified and amended as hereinafter set forth; and

WHEREAS, the Lenders and the Agent have agreed to such amendments as set forth herein and subject to the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:

1.                                       Amendment to Section 1 of Credit Agreement. Section 1.1 of the Credit Agreement, Definitions, is hereby amended as follows:

a.                                       A new definition, “Availability”, is hereby inserted in proper alphabetical order as follows:

“Availability.  The excess, if any, of the Borrowing Base over the Outstanding.”

b.                                      A new definition, “Cumulative Closed Plus Backlog”, is hereby inserted in proper alphabetical order as follows:

“Cumulative Closed Plus Backlog.  The sum of (x) the cumulative number of Homes sold and closed at the Project plus (y) fifty percent (50%) of the number of Homes subject to a Housing Purchase Contract but not closed at any time of measurement, with any fractional number being rounded up to the next whole number.”

c.                                       A new definition “Excess Liquidity”, is hereby inserted in proper alphabetical order as follows:

“Excess Liquidity.  At any time the amount by which the sum of the Borrower’s cash, excluding restricted cash, plus Availability exceeds $20,000,000.”

d.                                      A new definition, “HHI”, is hereby inserted in proper alphabetical order as follows:

“HHI.  Hearthside Homes, Inc., a California corporation.

e.                                       A new definition, “Hellman”, is hereby inserted in proper alphabetical order as follows:

“Hellman.  HHI Hellman, LLC, a California limited liability company.”

f.                                         A new definition, “Hellman Project Debt”, is hereby inserted in proper alphabetical order as follows:

“Hellman Project Debt.  The Indebtedness of Hellman that is non-recourse with respect to the Borrower, including, but not limited to, that certain Building Loan Agreement dated as of December 19, 2006 between Hellman and Indymac Bank, F.S.B., as modified or amended, and any refinancing of such Indebtedness so long as it is non-recourse with respect to the Borrower.”

g.                                      A new definition, “Lancaster”, is hereby inserted in proper alphabetical order as follows:

“Lancaster.  HHI Lancaster I, LLC, a California limited liability company.”

h.                                      A new definition, “Lancaster Project Debt,” is hereby inserted in proper alphabetical order as follows:

“Lancaster Project Debt.  The Indebtedness of Lancaster that is non-recourse with respect to the Borrower, including, but not limited to, that certain Building Loan Agreement dated as of November 23, 2005 between Lancaster and Indymac Bank, F.S.B., as modified or amended, and any refinancing of such Indebtedness so long as it is non-recourse to the Borrower.”

i.                                          A new definition, “Net Sale Proceeds”, is hereby inserted in proper alphabetical order as follows:

“Net Sale Proceeds.  With respect to the sale of any Unit, the gross sales price payable by the purchaser thereof (net of any rebates or discounts), less all customary and reasonable costs of sale that are charged to sellers of property in the given jurisdiction, including, without limitation, title insurance charges, escrow fees, legal fees, real estate taxes, transfer taxes and real estate brokers’ commissions.”

j.                                          The definition of Borrowing Base Value is hereby amended by deleting the existing language thereof in its entirety and substituting in lieu thereof the following:

“Borrowing Base Value.  The most recent Appraised Value for the Project plus (x) Hard Costs incurred subsequent to the most recent Appraisal allocated to the Project, minus (y) an amount equal to seventy-two percent (72%) of the listed base price of any Spec Homes the construction of which commenced more than eighteen (18) months prior to the most recent Borrowing Base Report (except that in the case of any Spec Home existing as of the date of the Third Amendment to this Agreement, such aging period shall be twelve (12) months from the date of such Third Amendment), and minus (z) an amount equal to seventy-two percent (72%) of the gross proceeds from the closing of any Unit, except that if such Unit was a Spec Home subject to a deduction under clause (y), the amount deducted under clause (y) shall first be added back to the Borrowing Base Value before deduction under this clause (z); provided however, if such gross sales proceeds are less than ninety percent (90%) of the projected gross sales proceeds as set forth in the Project Budget for such Unit, Agent may reset the percentages set forth above for purposes of determining the Borrowing Base Value in its commercially reasonable discretion.”

k.                                       The definition of Consolidated Tangible Net Worth is hereby amended by adding a provision at the end thereof as follows:

“; provided, however, that in calculating Consolidated Tangible Net Worth and the components thereof impairments realized by Borrower from and after the date of the Third Amendment to this Agreement with respect to the Hellman and Lancaster development projects and with respect to deferred tax assets will not be taken into account.”

l.                                          The definition of Majority Lenders is hereby deleted and the term Required Lenders is substituted therefor throughout the Credit Agreement and is defined as follows:

“Required Lenders.  As of any date, the Lender or Lenders (not including any Delinquent Lender who shall not be entitled to vote) whose aggregate Commitment Percentage (as set forth on Schedule 1.0) is greater than sixty-six and two-thirds percent (66 2/3%), or if the Commitments have been terminated or reduced to zero, Lenders (other than Delinquent Lenders who shall not be entitled to vote) holding greater than sixty-six and two-thirds percent (66 2/3%) of the principal amount of the aggregate outstanding Loans; provided that in the event that one Lender (other than any Delinquent Lender) has an aggregate Commitment Percentage or principal amount of the outstanding Loans equal to or greater than such percentage (the “Sole Required Lender”) then this definition of Required Lender shall include the Sole Required Lender and a minimum of one other Lender (other than a Delinquent Lender, if any) regardless of aggregate Commitment Percentage; and provided further that with respect to any waiver of the requirements for extension of the Maturity Date under Section 4.1, the aggregate Commitment Percentage shall be eighty-five percent (85%) or greater.  Commitments held by Delinquent Lenders shall be disregarded when determining the Required Lenders.  For purposes of this definition, a Lender (other than the Swingline Lender) shall be deemed to hold a

Swingline Loan to the extent such Lender has acquired a participation therein under the terms of this Agreement and has not failed to perform its obligations in respect of such participation.

m.                                    The definition of Maturity Date is hereby amended by adding the following to the end thereof as follows:

“; provided, however that the Maturity Date may be extended pursuant to Section 4.1”.

n.                                      The definition of Release Price is hereby amended by deleting “50 Units” and inserting in lieu thereof “70 Units.”

2.                                       Amendment to Section 2 of the Credit Agreement.  Section 2.2(d) of the Credit Agreement, Automatic Reductions to the Total Commitment, is hereby amended by deleting the existing language thereof in entirety and inserting in lieu thereof the following:

“(d)                           Reductions to the Total Commitment (i) on each Termination Date beginning December 31, 2008, the Total Commitment shall automatically be reduced quarterly (and Borrower shall make such mandatory payments on each Termination Date as necessary to cause the Borrower to comply with the terms of Section 4.2 herein) as follows:

Termination Date	Commitment Amount
December 31, 2008	$95,000,000
June 30, 2009	$90,000,000
September 30, 2009*	$80,000,000
December 31, 2009*	$70,000,000
March 31, 2010*	$60,000,000
June 30, 2010*	-0-

*Only applicable if the Maturity Date is extended pursuant to Section 4.1

(ii) the Total Commitment shall be reduced from time to time by the Required Commitment Reduction; and

(iii) the Total Commitment shall be reduced from time to time by an amount equal to forty percent (40%) of the amount of any Excess Liquidity.”

3.                                       Amendment to Section 3 of the Credit Agreement.  Section 3.3 of the Credit Agreement, Interest on Loans, is hereby amended by deleting the third sentence thereof and the table included therein in its entirety and inserting in lieu thereof the following:

“The “Applicable Margin” for a LIBOR Rate Loan or a Prime Rate Loan for each Fiscal Quarter shall be the margin corresponding to the Project Loan Indebtedness to Value Ratio for the prior Fiscal Quarter as determined by reference to the following table:

Project Loan Indebtedness to Value Ratio	LIBOR Applicable Margin	Prime Applicable Margin
<20%	3.00%	1.50%

> 20% to <30%	3.25%	1.75%

> 30% to <40%	3.50%	2.00%

4.                                       Amendments to Section 4 of the Credit Agreement.  Section 4 of the Credit Agreement, Repayment and Certain General Provisions, is amended as follows:

a.                                       Section 4.1 of the Credit Agreement, Maturity, is hereby amended by adding the following to the end thereof as follows:

“The Borrower may, at its option, extend the Maturity Date to June 30, 2010 by giving the Agent written Notice of such election to extend not earlier than the date on which the Borrower demonstrates compliance with the Financial Covenants as of December 31, 2008, and not later than 10 days prior to the original Maturity Date, provided that the following conditions are satisfied:  (i) no Default or Event of Default exists at the time of such Notice; (ii) the Compliance Certificate required by Section 7.6(d) for the most recently completed Fiscal Quarter or Fiscal Year, as applicable, has been timely submitted and demonstrates compliance with the Financial Covenants as of the end of such period, and (iii) the Borrower has paid to the Agent, for the accounts of the Lenders in accordance with their respective Commitment Percentages, an extension fee equal to twenty-five hundredths of one percent (.25%) of the Total Commitment amount in effect at the time of such Notice.

b.                                      Section 4.2 of the Credit Agreement, Mandatory Prepayments, is hereby amended by deleting the existing language thereof in its entirety and inserting in lieu thereof the following:

“4.2                           Mandatory Prepayments.

(a)             If at any time the aggregate Outstanding Loans (including Swingline Loans) exceed the Total Commitment (as the same may be reduced pursuant to §2.2(d)) or the Borrowing Base, then Borrower shall immediately pay the amount of such excess to the Agent for the respective accounts of the Lenders for application to the Loans.

(b)            As provided in §5.4(c), the Outstanding Loans shall be subject to mandatory prepayment to the extent of (i) forty (40) percent of the Release Price of any Unit and (ii) Net Sale Proceeds of any Unit in excess of the Release Price of such Unit.  The prepayments described in clause (ii) shall be available for re-borrowing to the extent permitted by the terms of this Agreement.

(c)             To the extent the Borrower’s cash, excluding its restricted cash, exceeds $10,000,000 at any time, then Borrower shall promptly pay the amount of such excess to the Agent for the respective accounts of the Lenders for application to the Loans.  Any prepayments of the Loans made from amounts in excess of $10,000,000 shall be available for re-borrowing to the extent permitted by the terms of this Agreement.”

5.                                       Amendments to Section 5 of the Credit Agreement.  Section 5 of the Credit Agreement, Collateral, is amended as follows:

a.                                       Section 5.4(c) of the Credit Agreement, Delivery of Proceeds, is hereby amended by deleting the existing language thereof in its entirety and inserting in lieu thereof the following:

“(c)                            Delivery of Proceeds.  Proceeds equal to Net Sale Proceeds shall be promptly delivered in the manner required under Section 5.5 or to such other Person as the Agent may from time to time direct.  A portion of Net Sale Proceeds equal to the Release Price shall be divided sixty (60) percent to the Senior Term Loan and forty (40) percent to the Loans and shall reduce the respective Commitments by the allocated amounts thereto. The Agent shall deliver the proceeds allocated to the Senior Term Loan to the Agent of the Senior Term Loan upon receipt.  The portion of the Release Price allocated to the Loans plus any Net Sale Proceeds in excess of the Release Price shall be applied to the Loans and allocated to the account of each of the Lenders accordingly.  During the pendency of a Monetary Event of Default or an Uncured Non-Monetary Default, the Net Sale Proceeds shall be retained by the Agent and applied in accordance with this Agreement, and during this period the lenders under the Senior Term Loan shall have no right to any of the Net Sale Proceeds.”

b.                                      Section 5.5(a) of the Credit Agreement is hereby amended by deleting the existing language thereof in its entirety and inserting in lieu thereof the following:

“(a)                            In the event any payment is required pursuant to 5.4(c), at the beginning of each Business Day, Signal Landmark shall wire transfer directly to the Master Account (or to such other account as the Agent may direct) the Net Sale Proceeds for each Unit sold.”

6.                                       Amendments to Section 7 of the Credit Agreement.  Section 7 of the Credit Agreement, Affirmative Covenants of the Borrower and Guarantors, is hereby amended as follows:

a.                                       Section 7.6(d) is amended by deleting “month” in the first line thereof and inserting in lieu thereof “Fiscal Quarter”.

b.                                      Section 7.6(e) is amended by deleting “Simultaneously with the delivery of the Compliance Certificate” in the first sentence thereof and inserting in lieu thereof “Not later than thirty-five (35) days after the end of each month”.

7.                                       Amendments to Section 8 of the Credit Agreement.  Section 8 of the Credit Agreement, Certain Negative Covenants of the Borrower and Guarantors, is amended as follows:

a.                                       Section 8.4 of the Credit Agreement, Distributions, is hereby amended by deleting the existing language thereof in its entirety and inserting in lieu thereof the following:

“8.4 Distributions

a.                                 Borrower Distributions.  The Borrower shall not make or pay any Distributions.

b.                                      Signal Landmark Distributions.  Signal Landmark shall not make or pay any Distributions except for Distributions to the Borrower for the payment of required payments hereunder and with respect to the Senior Term Loan and to pay the tax obligations of Signal Landmark.”

b.                                      Section 8.15 of the Credit Agreement, Spec Homes, is hereby amended by deleting the existing language thereof in its entirety and inserting in lieu thereof the following:

“8.15 Spec Homes.  There shall be no more than seventeen (17) Spec Homes in the Project at any one time; provided that such limit may be increased by up to eight (8) additional Spec Homes that were previously subject to a Housing Purchase Contract; and provided further that for purposes of this Section 8.15 Spec Homes shall not include Homes meeting the classification for inclusion as Model Homes herein.  At no time shall the sum of Spec Homes plus Homes subject to a Housing Purchase Contract but not closed exceed sixty (60).  At no time shall there exist more than forty (40) Housing Purchase Contracts that contain a contingency for the sale of a purchaser’s existing home.”

c.                                       Section 8.17 of the Credit Agreement, Homes Sales, is hereby amended by adding the following to the end thereof:

“Cumulative Closed Plus Backlog shall not be less than the following as of the following dates:

Date	Cumulative Closed Plus Backlog
December 31, 2008	32
March 31, 2009	40
June 30, 2009	50
September 30, 2009	64
December 31, 2009	80
March 31, 2010	96”

8.                                       Amendments to Section 9 of the Credit Agreement.  Section 9 of the Credit Agreement, Financial Covenants, is amended as follows:

a.                                       Section 9.1 of the Credit Agreement, Leverage Ratio, is hereby amended by deleting the existing language thereof in its entirety and inserting in lieu thereof the following:

“9.1 Leverage Ratio.  The Borrower shall not, at the end of any Fiscal Quarter, permit the Leverage Ratio to exceed the following amounts:  2.75 to 1.00 prior to March 31, 2009, and 2.50 to 1.00 on or after March 31, 2009.

b.                                      Section 9.3 of the Credit Agreement, Project Loan Indebtedness to Project Value, is hereby amended by deleting the existing language thereof in its entirety and inserting in lieu thereof the following:

“9.3 Project Loan Indebtedness to Project Value.  Signal Landmark shall maintain a Project Loan Indebtedness to Value Ratio of (i) equal to or less than 40% at all times prior to September 30, 2009, (ii) equal to or less than 35% on and after September 30, 2009 but prior to March 31, 2010, and (iii) equal to or less than 30% on and after March 31, 2010, it being understood that the requirements of clauses (ii) and (iii) shall only apply if the Maturity Date is extended pursuant to Section 4.1.”

c.                                       A new Section 9.4, Minimum Liquidity, is hereby added as follows:

“9.4 Minimum Liquidity.  The Borrower shall at all times cause the sum of its cash plus Availability to equal or exceed $4,000,000.”

9.                                       Amendments to Section 27 of the Credit Agreement.  Section 27 of the Credit Agreement, Consents, Amendments, Waivers, Etc., is amended in the third sentence thereof by:

(i)                                     changing the clause “a change in the rate of interest on or term of the Notes” to the following:  “a decrease in the rate of interest on, or other change in the term of, the Notes.”

10.                                 New Exhibit “I”.  The existing Exhibit “I”, Project Budget, is deleted and the Exhibit “I” attached to this Amendment is substituted therefor.

11.                                 Exclusion of Hellman, Hellman Project Debt, Lancaster, Lancaster Project Debt and HHI for Certain Purposes.  The parties acknowledge and agree that Hellman, Lancaster and HHI are Guarantors, but the parties have agreed that certain provisions of the Credit Agreement otherwise applicable to all Guarantors shall not be applicable with respect to Hellman and/or the Hellman Project Debt, Lancaster and/or the Lancaster Project Debt, or HHI to the extent HHI guarantees the Hellman Project Debt or the Lancaster Project Debt so that certain events with respect to Hellman and a default on the Hellman Project Debt, Lancaster and a default on the Lancaster Project Debt, or HHI with respect to its guarantee of the Hellman Project Debt or the Lancaster Project Debt, by themselves, will not result in a Default or Event of Default.  Accordingly, the parties agree that the Credit Agreement is amended and modified as follows:

(i)            The first sentence of Section 7.12 of the Credit Agreement shall not apply to Hellman with respect to the Hellman Project Debt, to Lancaster with respect to the Lancaster Project Debt or to HHI with respect to its guarantee of the Hellman Project Debt or the Lancaster Project Debt;

(ii)           Clause (ii) of the second sentence of Section 7.12 of the Credit Agreement shall not apply to Hellman or to Lancaster or to HHI with respect to its guarantee of the Hellman Project Debt or the Lancaster Project Debt;

(iii)          Section 12.1(f) of the Credit Agreement shall not apply with respect to the Hellman Project Debt or the Lancaster Project Debt, including, without limitation, any guarantee thereof by HHI; and

(iv)          Sections 12.1(g), 12.1(h), 12.1(i), 12.1(j), 12.1(l) and 12.1(m) of the Credit Agreement shall not apply with respect to Hellman or to Lancaster.

12.                                 No other Amendments.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided above, operate as an amendment or waiver of any right, power or remedy of Agent or Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute an amendment or waiver of any provision of the Credit Agreement or any of the other Loan Documents.  Except for the amendments and waiver expressly set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and Borrower hereby ratifies and confirms its obligations thereunder.  This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with Agent or Lenders at variance with the Credit Agreement such as to require further notice by Agent or Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.

13.                                 Conditions of Effectiveness.  This Amendment shall become effective as of the date hereof when, and only when, Agent, on behalf of Lenders, shall have received, in form and substance satisfactory to it, the following:

a.                                       Counterparts of this Amendment duly executed by Borrower, the Guarantors and the appropriate Lenders; and

b.                                      Payment of all reasonable and documented expenses incurred by Agent in connection with the execution and delivery of this Amendment, together with fees and actually incurred expenses of Agent’s counsel with respect to this Amendment and other post-closing matters through the date of this Amendment.

14.                                 Representations and Warranties.  Each of Borrower and the Guarantors represents and warrants as follows:

a.                                       The execution, delivery and performance by Borrower and each such Guarantor of this Amendment and the Loan Documents, as amended hereby, are within each such party’s legal powers, have been duly authorized by all necessary member action and do not contravene (i) Borrower’s or any such Guarantor’s organizational documents, respectively, or (ii) any law or contractual restriction binding on or affecting such Person;

b.                                      Except for approvals which have been obtained, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, is required for the due execution, delivery and performance by Borrower or any Guarantor of this Amendment or any of the Loan Documents, as amended hereby, to which such Person is or will be a party;

c.                                       This Amendment and each of the other Loan Documents, as amended hereby, to which Borrower and each Guarantor is a party, respectively, constitute legal, valid and binding obligations of each such party, enforceable against such Person in accordance with their respective terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditor’s rights generally; and

d.                                      As of the effective date of this Amendment, no Default or Event of Default is existing.

15.                                 Reference to and Effect on the Loan Documents.  Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

16.                                 Costs, Expenses and Taxes.  Borrower agrees to pay on demand all reasonable out-of-pocket expenses of Agent actually incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of Agent’s counsel with respect thereto and with respect to advising Agent as to its rights and responsibilities hereunder and thereunder.

17.                                 Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of laws principles thereof.

18.                                 Loan Document.  This Amendment shall be deemed to be a Loan Document for all purposes.

19.                                 Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument the date first set forth above.

BORROWER:

CALIFORNIA COASTAL COMMUNITIES, INC., a Delaware corporation

By:
Name:
Its:

[SEAL]

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

GUARANTORS:

SIGNAL LANDMARK HOLDINGS INC., a Delaware corporation

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Revolving Credit Agreement

SIGNAL LANDMARK,
a California corporation

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Revolving Credit Agreement

HEARTHSIDE HOLDINGS, INC., a Delaware
corporation

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Revolving Credit Agreement

HEARTHSIDE HOMES, INC., a California
corporation

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Revolving Credit Agreement

HHI CHANDLER, LLC, a California limited
liability company

By: Hearthside Homes, Inc., its managing
member

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Revolving Credit Agreement

HHI CHINO II, LLC, a California limited liability
company

By: Hearthside Homes, Inc., its managing
member

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Revolving Credit Agreement

HHI CROSBY, LLC, a California limited liability
company

By: Hearthside Homes, Inc., its managing
member

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Revolving Credit Agreement

HHI HELLMAN, LLC, a California limited liability
company

By: Hearthside Homes, Inc., its managing
member

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Revolving Credit Agreement

HHI LANCASTER I, LLC, a California limited
liability company

By: Hearthside Homes, Inc., its managing
member

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Revolving Credit Agreement

HHI SENECA, LLC, a California limited liability
company

By: Hearthside Homes, Inc., its managing
member

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Revolving Credit Agreement

AGENT:

KEYBANK NATIONAL ASSOCIATION, a national banking association, as the Agent

By:
Name:
Its:

[SEAL]

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Revolving Credit Agreement

LENDERS:

KEYBANK NATIONAL ASSOCIATION, a national banking association, as a Lender

By:
Name:
Its:

[SEAL]

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Revolving Credit Agreement

WACHOVIA BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Its:

[SEAL]

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Revolving Credit Agreement

GUARANTY BANK, as a Lender

By:
Name:
Its:

[SEAL]

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Revolving Credit Agreement

COMERICA BANK, as a Lender

By:
Name:
Its:

[SEAL]

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Revolving Credit Agreement

FRANKLIN BANK, SSB, as a Lender

By:
Name:
Its:

[SEAL]

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature page for Third Amendment to Senior Secured Revolving Credit Agreement

LASALLE BANK, N.A., a national banking association, as a Lender

By:
Name:
Its:

[SEAL]

Signature page for Third Amendment to Senior Secured Revolving Credit Agreement

UNITED OVERSEAS BANK LIMITED, as a Lender

By:
Name:
Its:

[SEAL]

[END OF SIGNATURES]

Signature page for Third Amendment to Senior Secured Revolving Credit Agreement